Exhibit 99.1

Chimerix to Announce Second Quarter Financial Results on August 14, 2013

DURHAM, NC, August 7, 2013 – Chimerix, Inc. (NASDAQ: CMRX), a biopharmaceutical company developing novel, oral antivirals in areas of high unmet medical need, announced today that it will report financial results for the second quarter ending June 30, 2013, on Wednesday, August 14, 2013, before the market opens. Chimerix’s management team will host a live conference call and audio webcast at 8:30 a.m. ET on Wednesday, August 14, 2013 to discuss the Company’s results in detail.

To access the live conference call, please dial 877-354-4056 (domestic) or 678-809-1043 (international) at least five minutes prior to the start time and refer to conference ID 28537322. A live audio webcast of the call will also be available on the Investors section of the company’s website, www.chimerix.com. An archived webcast will be available on the Chimerix website approximately two hours after the event.

About Chimerix

Chimerix, a biopharmaceutical company based in Durham, NC, is committed to the discovery, development and commercialization of novel, oral antiviral therapeutics designed to transform patient care in areas of high unmet medical need. Chimerix’s proprietary lipid technology has given rise to two clinical-stage lipid acyclic nucleotide phosphonates, CMX001 and CMX157, which have demonstrated the potential for enhanced activity and safety in convenient, orally administered dosing regimens. CMX001 has shown broad-spectrum activity against double-stranded DNA viruses, including all of the herpesviruses, adenoviruses and polyomaviruses. Chimerix anticipates beginning the Phase 3 SUPPRESS trial in the third quarter of 2013 for the prevention of cytomegalovirus infection in hematopoietic cell transplant recipients. Chimerix’s second product candidate, CMX157, an oral nucleotide analog lipid-conjugate for the treatment of HIV infection, was licensed to Merck in July 2012.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Chimerix’s timing for initiating the Phase 3 SUPPRESS trial, the efficacy of CMX001 and its ability to provide a broad spectrum of antiviral activity and the positive impact of CMX001 on transplant recipients. Risks that contribute to the uncertain nature of the forward-looking statements include: the accuracy of Chimerix’s estimates regarding its ability to initiate the SUPPRESS trial; the success of SUPPRESS and Phase 2 trials, the demonstrated efficacy of CMX001 in the SUPPRESS trial and Phase 2 trials; and regulatory developments in the United States and foreign countries. Other risks and uncertainties affecting Chimerix are described more fully in Chimerix’s filings with the Securities and Exchange Commission, including without limitation its most recently filed Quarterly Report on Form 10-Q and its most recently filed reports on Form 8-K, and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Chimerix undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

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CHIMERIX, INC.
2505 Meridian Parkway, #340	Tel: (919) 806-1074
Durham, NC 27713	Fax: (919) 806-1146

CHIMERIX CONTACTS:

Rebecca Heath, 919.972.7124

Elizabeth Kelly, 919.972.7109

MEDIA CONTACT:

Tony Plohoros

908.940.0135

tplohoros@6degreespr.com

INVESTOR CONTACT:

Lilian Stern
212.362.1200

lilian@sternir.com

CHIMERIX, INC.
2505 Meridian Parkway, #340	Tel: (919) 806-1074
Durham, NC 27713	Fax: (919) 806-1146